Exhibit 10(k)(k)(k)

GRANT AGREEMENT for use from November 16, 2021

Name:	fld_NAME_AC	Employee ID:	fld_EMPLID

Grant Date:	expGRANT_DATE
Grant ID:	fld_GRANT_NBR
Amount:	0
Plan:	fld_DESCR
Vesting Schedule:	fld_HTMLAREA1

Restricted Stock Units

    THIS GRANT AGREEMENT, as of the Grant Date noted above between HP Inc., a Delaware Corporation (“Company”), and the employee named above (“Employee”), is entered into as follows:

    WHEREAS, the continued participation of the Employee is considered by the Company to be important for the Company's continued growth; and

    WHEREAS, in order to give the Employee an incentive to continue in the employ of the Company (or its Affiliates or Subsidiaries), to accept ancillary agreements designed to protect the legitimate business interests of the Company that are made a condition of this grant and to participate in the affairs of the Company, the HR and Compensation Committee of the Board of Directors of the Company or its delegates (“Committee”) has determined that the Employee shall be granted restricted stock units representing hypothetical shares of the Company’s common stock (“RSUs”), with each RSU equal in value to one share of the Company’s $0.01 par value common stock (“Share”), subject to the restrictions stated below and in accordance with the terms and conditions of the plan named above (“Plan”), a copy of which can be found on the Long-term Incentives website along with a copy of the related prospectus. The Plan and the related prospectus also can be obtained by written or telephonic request to the Company Secretary. Unless otherwise defined in this Grant Agreement, any capitalized terms in this Grant Agreement shall have the meaning ascribed to such terms in the Plan.

    THEREFORE, the parties agree as follows:

1.Grant of Restricted Stock Units.
Subject to the terms and conditions of this Grant Agreement and of the Plan, the Company hereby grants to the Employee the number of RSUs set forth above.

2.Vesting Schedule.
The interest of the Employee in the RSUs shall vest according to the vesting schedule set forth above, or if earlier, in accordance with Section 8 or 9, below, except to the extent a severance plan applicable to the Employee provides otherwise. Unless the provisions of Section 8 or 9 apply, the Employee must remain in the employ of the Company, any Subsidiary or Affiliate on a continuous basis through the close of business on the applicable Vesting Date, as set forth above, and the Employee must be in compliance with the requirements and conditions provided for in the Plan and this Grant Agreement for the interest of the Employee in the RSUs to become fully vested on that date.

3.Benefit Upon Settlement.
Within 75 days of each Vesting Date set forth on the above vesting schedule or, if earlier, a vesting event pursuant to Section 8 or 9 below, the Company shall deliver or pay, as applicable, to the Employee (or the Employee’s guardian, estate or beneficiary in the event of Section 8 or 9) Shares or a combination of cash and Shares, as the Company determines in its sole discretion, with a value equal to:

(a)    the number of RSUs that have become vested as of such vesting date or vesting event, as applicable, multiplied by the Fair Market Value of a Share on the date on which such RSUs vested; plus
(b)    a dividend equivalent payment credited in the form of additional RSUs for each ordinary cash dividend the Company pays on its Shares and for which the record date occurs between the grant date and the date the RSUs are settled, determined by:
(1)multiplying the per share cash dividend paid by the Company on its Shares by the total number of RSUs that are outstanding as of the record date for the dividend; and
(2)dividing the amount determined in (1) above by the Fair Market Value of a Share on the dividend payment date to determine the number of additional whole and fractional RSUs to be credited to the Employee;
provided, however, that if any aggregated dividend equivalent payments in Section (b)(2) above to be delivered in Shares result in a payment of a fractional Share, such fractional Share shall be rounded up to the next whole Share.

Notwithstanding the foregoing, the Company may, in its sole discretion, settle the RSUs in the form of a cash payment to the extent settlement in Shares: (i) is prohibited under local law; (ii) would require the Employee, the Company and/or any Subsidiary or Affiliate to obtain the approval of any governmental and/or regulatory body in the Employee's country; (iii) would result in adverse tax consequences for the Employee, the Company or any Subsidiary or Affiliate; or (iv) is administratively burdensome. Alternatively, the Company may, in its sole discretion, settle the RSUs in the form of Shares but require the Employee to sell such Shares immediately or within a specified period of time following the Employee’s termination of employment (in which case the Employee expressly authorizes the Company to issue sales instructions on the Employee's behalf).

4.Restrictions.
Except as otherwise provided for in this Grant Agreement, the RSUs or rights granted hereunder may not be sold, pledged or otherwise transferred. The period of time between the Grant Date and the date the RSUs become fully vested pursuant to Section 2 is referred to herein as the “Restriction Period.”
5.Custody of Restricted Stock Units.
The RSUs subject hereto shall be recorded in an account with the Plan broker in the name of the Employee. Upon termination of the Restriction Period, if the Company determines, in its sole discretion, to deliver Shares pursuant to Section 3 above, such Shares shall be released into the Employee’s account; provided, however, that a portion of such Shares shall be surrendered in payment of Tax-Related Items, as defined and in accordance with Section 12 below, unless the Company, in its sole discretion, establishes alternative procedures for the payment of Tax-Related Items.

6.No Stockholder Rights.
RSUs represent hypothetical Shares. Until Shares are delivered to the Employee pursuant to the terms of this Grant Agreement, the Employee shall not be entitled to any of the rights or benefits generally accorded to stockholders, including, without limitation, the receipt of dividends.

7.Termination of Employment.
Except as otherwise provided for in this Grant Agreement or in the Plan or as otherwise determined by the Company in its sole discretion, if the Employee's employment with the Company, any Subsidiary or Affiliate is terminated at any time for any reason prior to the lapse of the Restriction Period, all unvested RSUs granted hereunder shall be forfeited by the Employee, except to the extent a severance plan applicable to the Employee provides otherwise.

For purposes of this Grant Agreement, the Employee's employment or service will be considered terminated as of the date he or she is no longer actively providing services to the Company, any Subsidiary or Affiliate (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Employee is employed or retained or the terms of the Employee's employment or service agreement, if any) and will not be extended by any notice period (e.g., the Employee's period of employment or service would not include any contractual notice period or any period of “garden leave” or similar period mandated under the employment laws in the jurisdiction where the Employee is employed or retained or the terms of the Employee's employment or service agreement, if any). The Committee shall have the exclusive discretion to determine when the Employee's employment or service is terminated for purposes of this Grant Agreement (including whether the Employee may still be considered to be providing service while on a leave of absence).

8.Disability of the Employee.
If the Employee’s employment is terminated prior to the end of the Restriction Period by reason of the Employee’s Total and Permanent Disability, all RSUs shall immediately vest including any amounts for dividend equivalent payments on RSUs that vest at termination. The Company’s obligation to vest the RSUs under this paragraph is subject to the condition that (i) the Employee shall have executed a current Agreement Regarding Confidential Information and Proprietary Developments (“ARCIPD”) that is satisfactory to the Company no later than the date immediately prior to the date of the Employee’s termination of employment, (ii) the Employee has not engaged in any conduct that creates a conflict of interest in the opinion of the Company during the Employee’s active employment with the Company, and (iii) the Employee is in compliance with any-post employment restrictions in the ARCIPD during the period in which the RSU remains outstanding.

9.Death of the Employee.
In the event that termination of employment prior to the end of the Restriction Period is due to the death of the Employee, all unvested RSUs shall immediately vest including any amounts for dividend equivalent payments on such vested RSUs.

10.Termination for Cause.
Upon termination of the Employee’s employment for Cause (as defined in the Plan), then all unvested RSUs shall be forfeited by the Employee on the date of the Employee’s termination, except to the extent a severance plan applicable to the Employee provides otherwise. Such forfeiture shall occur regardless of whether the Employee has satisfied any applicable age and service requirements for retirement.

11.Section 409A.
The following provisions apply to the extent the Employee is subject to taxation in the U.S. Payments made pursuant to the Plan and this Grant Agreement are intended to comply with or qualify for an exemption from Section 409A of the Code (“Section 409A”). The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this Grant Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, including any amendments or actions that would result in the reduction of benefits payable under this Grant Agreement, as the Company determines are necessary or appropriate to ensure that all RSUs and dividend equivalent payments are made in a manner that qualifies for an exemption from, or complies with, Section 409A or mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Section 409A: provided however, that the Company makes no representations that the RSUs or dividend equivalents will be exempt from any taxes, interest, and/or penalties that may apply under Section 409A and makes no undertaking to preclude Section 409A from applying to this RSU. For the avoidance of doubt, the Employee hereby acknowledges and agrees that neither the Company nor any Affiliate or Subsidiary will have any liability to the Employee or any other party if any amounts payable under this Grant Agreement are not exempt from, or compliant with, Section 409A, or for any action taken by the Company with respect thereto. Any payments under this Grant Agreement, the settlement of which is triggered by a "separation from service" (within the meaning of Section 409A) of a "specified employee" (as defined under Section 409A), shall be made on a date that is the earlier of (a) the Employee’s death or (b) the later of the specified settlement date and the date which is six months after the date of the Employee’s separation from service.

12.Taxes.
(a)The Employee shall be liable for any and all taxes, including income tax, social insurance, fringe benefit tax, payroll tax, payment on account, employer taxes or other tax-related items related to the Employee’s participation in the Plan and legally applicable to or otherwise recoverable from the Employee by the Company and/or, if different, the Employee’s employer (the “Employer”) whether incurred at grant, vesting, sale, prior to vesting or at any other time (“Tax-Related Items”). In the event that the Company or the Employer (which, for purposes of this Section 12, shall include a former employer) is required, allowed or permitted to withhold taxes as a result of the grant or vesting of RSUs or the issuance or subsequent sale of Shares acquired pursuant to such RSUs, or due upon receipt of dividend equivalent payments or dividends, the Employee shall surrender a sufficient number of whole Shares, make a cash payment or make adequate arrangements satisfactory to the Company and/or the Employer to withhold such taxes from Employee’s wages or other cash compensation paid to the Employee by the Company and/or the Employer at the election of the Company, in its sole discretion, or, if permissible under local law, the Company may sell or arrange for the sale of Shares that Employee acquires as necessary to cover all Tax-Related Items that the Company or the Employer has to withhold or that are legally recoverable from the Employee (such as fringe benefit tax) at the time the restrictions on the RSUs lapse, unless the Company, in its sole discretion, has established alternative procedures for such payment. However, with respect to any RSUs subject to Section 409A, the Employer shall limit the surrender of Shares to the minimum number of Shares permitted to avoid a prohibited acceleration under Section 409A. The Employee will receive a cash refund for any fraction of a surrendered Share or Shares in excess of any and all Tax-Related Items. To the extent that any surrender of Shares or payment of cash or alternative procedure for such payment is insufficient, the Employee authorizes the Company, its Affiliates and Subsidiaries, which are qualified to deduct tax at source, to deduct from the Employee’s compensation all Tax-Related Items. The Employee agrees to pay any Tax-Related Items that cannot be satisfied from wages or other cash compensation, to the extent permitted by Applicable Law.

(b)Regardless of any action the Company or the Employer takes with respect to any or all Tax-Related Items, the Employee acknowledges and agrees that the ultimate liability for all Tax-Related Items is and remains the Employee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Employee further acknowledges that the Company and/or the Employer: (i) make no representations nor undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this grant of RSUs or dividend equivalents, including, but not limited to, the grant, vesting or settlement of RSUs or dividend equivalents, the subsequent delivery of Shares and/or cash upon settlement of such RSUs or the subsequent sale of any Shares acquired pursuant to such RSUs and receipt of any dividends or dividend equivalent payments; and (ii) notwithstanding Section 11, do not commit to and are under no obligation to structure the terms or any aspect of this grant of RSUs and/or dividend equivalents to reduce or eliminate the Employee’s liability for Tax-Related Items or to achieve any particular tax result. Further, if the Employee has become subject to tax in more than one jurisdiction, the Employee acknowledges that the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(c)Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including maximum applicable rates in the Employee’s jurisdiction(s), in which case the Employee will receive a refund of any over-withheld amount in cash and will have no entitlement to the Share equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the

Employee is deemed to have been issued the full number of shares of Common Stock subject to the vested RSUs, notwithstanding that a number of the shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items.

(d)The Employee shall pay the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Employee’s participation in the Plan or the Employee’s receipt of RSUs that cannot be satisfied by the means previously described. The Company may refuse to deliver the benefit described in Section 3 if the Employee fails to comply with the Employee’s obligations in connection with the Tax-Related Items.

(e)The Employee consents and agrees that in the event the RSUs or the dividend equivalents become subject to an employer tax that is legally permitted to be recovered from the Employee, as may be determined by the Company and/or the Employer at their sole discretion, and whether or not the Employee’s employment with the Company and/or the Employer is continuing at the time such tax becomes recoverable, the Employee will assume any liability for any such taxes that may be payable by the Company and/or the Employer in connection with the RSUs and dividend equivalents. Further, the Employee agrees that the Company and/or the Employer may collect any such taxes from the Employee by any of the means set forth in this Section 12. The Employee further agrees to execute any other consents or elections required to accomplish the above, promptly upon request of the Company.

13.Data Privacy Consent.
(a)The Employee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Employee’s personal data as described in this Grant Agreement and any other materials by and among, as applicable, the Company, its Subsidiaries or Affiliates, and the Employer for the exclusive purpose of implementing, administering and managing the Employee’s participation in the Plan.

(b)The Employee understands that the Company, its Subsidiaries and Affiliates, and the Employer may hold certain personal information about the Employee, including, but not limited to, name, home address, email address and telephone number, date of birth, social insurance number, passport number or other identification number, salary, nationality, residency, status, job title, any shares of stock or directorships held in the Company, details of all RSUs, options or any other entitlement to shares of stock granted, canceled, purchased, exercised, vested, unvested or outstanding in the Employee’s favor (“Data”) for the exclusive purpose of implementing, managing and administering the Plan.

(c)The Employee understands that Data may be transferred to Merrill Lynch and any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Employee’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Employee’s country. The Company is committed to protecting the privacy of Data in such cases. The Employee understands that by contract both with the Company and/or any of its Subsidiaries or Affiliates and with Merrill Lynch and/or the Company’s other vendors, the people and companies that have access to the Employee’s Data are bound to handle such Data in a manner consistent with the Company’s privacy policy and law. The Company periodically performs due diligence and audits on its vendors in accordance with good commercial practices to ensure their capabilities and compliance with those commitments. The Employee further understands that Data will be held only as long as is necessary to implement, administer and manage the Employee’s participation in the Plan.

(d)The Employee understands that if he or she resides outside the United States, the Employee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Employee understands that he or she is providing the consents herein on a purely voluntary basis. If the Employee does not consent, or if the Employee later seeks to revoke his or her consent, the Employee's employment status or service with the Company or his or her Employer will not be affected; the only consequence of refusing or withdrawing the Employee’s consent is that the Company would not be able to grant the Employee RSUs or other equity awards or administer and manage the Employee’s participation in the Plan. Therefore, the Employee understands that refusing or withdrawing his or her consent may affect the Employee’s ability to participate in the Plan. For more information on the consequences of the Employee’s refusal to consent or withdrawal of consent, the Employee understands that he or she may contact his or her local human resources representative.

(e)Further, the Employee understands that the Company may rely on a different legal basis for the processing and/or transfer of Data in the future and/or request that the Employee provide another data privacy consent. If applicable and upon request of the Company or a Subsidiary or Affiliate, the Employee agrees to provide an executed data privacy consent or acknowledgement (or any other consents, acknowledgements or agreements) to the Company or a Subsidiary or Affiliate that the Company and/or a Subsidiary or Affiliate may deem necessary to obtain under the data privacy laws in the Employee’s country of employment, either now or in the future. The Employee understands that he or she may be unable to participate in the Plan if he or she fails to execute any such acknowledgement, agreement or consent requested by the Company and/or a Subsidiary or Affiliate.

By electronically accepting RSUs on the Merrill Lynch website, the Employee is declaring that the Employee agrees with the data processing practices described in this Section 13 and that the Employee consents to the collection, processing and use of Data by the Company and the transfer of Data to the recipients mentioned therein for the purposes described therein.

14.Plan Information.
The Employee agrees to receive copies of the Plan, the Plan prospectus and other Plan information, including information prepared to comply with Applicable Laws outside the United States, from the Long-term Incentives website and stockholder information, including copies of any annual report, proxy and Form 10-K, from the investor relations section of the Company's website at https://investor.hp.com/home/default.aspx. The Employee acknowledges that copies of the Plan, Plan prospectus, Plan information and stockholder information are available upon written or telephonic request to the Company Secretary. The Employee hereby consents to receive any documents related to current or future participation in the Plan by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

15.Acknowledgment and Waiver.
The Employee understands, acknowledges and agrees that:

(a)except as provided in Sections 8 and 9, the vesting of the RSUs is earned only by continuing employment with the Company or one of its Subsidiaries or Affiliates and that being hired and granted RSUs will not result in the RSUs vesting;

(b)this Grant Agreement and its incorporated documents reflect all agreements on its subject matters and the Employee is not accepting this Grant Agreement based on any promises, representations or inducements other than those reflected in this Grant Agreement;

(c)all good faith decisions and interpretations of the Committee regarding the Plan and RSUs granted under the Plan are binding, conclusive and final;

(d)the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time;
(e)the grant of RSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs or other awards, or benefits in lieu of RSUs, even if Shares or RSUs have been granted in the past;

(f)all decisions with respect to future grants, if any, will be at the sole discretion of the Company;

(g)the Employee’s participation in the Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate the Employee’s employment relationship at any time and it is expressly agreed and understood that employment is terminable at the will of either party;

(h)the Employee is voluntarily participating in the Plan;
(i)RSUs and their resulting benefits are extraordinary items that are outside the scope of the Employee’s employment contract, if any;

(j)RSUs and their resulting benefits are not intended to replace any pension rights or compensation;

(k)RSUs and their resulting benefits are not part of normal or expected compensation or salary for any purposes, including, but not limited to calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments;

(l)unless otherwise agreed by the Company, the RSUs and their resulting benefits are not granted as consideration for, or in connection with, the service the Employee may provide as a director of a Subsidiary or Affiliate;

(m)this grant of RSUs will not be interpreted to form an employment contract or relationship with the Company, and furthermore, this grant of RSUs will not be interpreted to form an employment contract with any Subsidiary or Affiliate;

(n)the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(o)no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from termination of Employee’s employment (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Employee is employed or retained or the terms of the Employee's employment or service agreement, if any), and in consideration of the grant of the RSUs to which the Employee is otherwise not entitled, the Employee irrevocably agrees never to institute any claim against the Company, the Employer or any other Subsidiary or Affiliate and releases the Company, the Employer and any other Subsidiary and Affiliate from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Employee shall be deemed irrevocably to have agreed not to pursue such claim and to have agreed to execute any and all documents necessary to request dismissal or withdrawal of such claims;

(p)the Company, the Employer or any other Subsidiary or Affiliate will not be liable for any foreign exchange rate fluctuation between the Employee’s local currency and the United States dollar that may affect the value of the RSUs or any amounts due to the Employee pursuant to the settlement of the RSUs or the subsequent sale of any Shares acquired upon settlement;

(q)if the Company determines that the Employee has engaged in misconduct prohibited by Applicable Law or any applicable policy of the Company, as in effect from time to time, or the Company is required to make recovery from the Employee under Applicable Law or a Company policy adopted to comply with applicable legal requirements, then the Company may, in its sole discretion, to the extent it determines appropriate, (i) recover from the Employee the proceeds from RSUs vested up to three years prior to the Employee’s termination of employment or any time thereafter, (ii) cancel the Employee’s outstanding RSUs, and (iii) take any other action it deems to be required and appropriate; and

(r)the delivery of any documents related to the Plan or Awards granted under the Plan, including the Plan, this Grant Agreement, the Plan prospectus and any reports of the Company generally provided to the Company’s stockholders, may be made by electronic delivery. Such means of electronic delivery may include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via electronic mail or other such means of electronic delivery specified by the Company. The Employee may receive from the Company a paper copy of any documents delivered electronically at no cost to the Employee by contacting the Company in writing in accordance with Section 18(k). If the attempted electronic delivery of any document fails, the Employee will be provided with a paper copy of such document. The Employee may revoke his or her consent to the electronic delivery of documents or may change the electronic mail address to which such documents are to be delivered (if the Employee has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised electronic mail address in accordance with Section 18(k). The Employee is not required to consent to the electronic delivery of documents.

16.No Advice Regarding Grant.
The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Employee’s participation in the Plan, or the Employee’s acquisition or sale of the underlying Shares. The Employee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

17.Additional Eligibility Requirements Permitted.
In addition to any other eligibility criteria provided for in the Plan, the Company may require that the Employee execute a separate document agreeing to the terms of a current arbitration agreement and/or a current ARCIPD, each in a form acceptable to the Company and/or that the Employee be in compliance with the ARCIPD throughout the entire Restriction Period and through the date the RSU is to be granted or settled. If such separate documents are required by the Company and the Employee does not accept them within 75 days of the Grant Date or such other date as of which the Company shall require in its discretion, this RSU shall be canceled and the Employee shall have no further rights under this Grant Agreement.

18.Miscellaneous.
(a)The Company shall not be required to treat as owner of RSUs and any associated benefits hereunder, any transferee to whom such RSUs or benefits shall have been transferred in violation of any of the provisions of this Grant Agreement.

(b)The parties agree to execute such further instruments and to take such action as may reasonably be necessary to carry out the intent of this Grant Agreement.

(c)The Plan is incorporated herein by reference. The Plan and this Grant Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Employee with respect to the subject matter hereof, other than the terms of any severance plan applicable to the Employee that provides more favorable vesting. Notwithstanding the foregoing, nothing in the Plan or this Grant Agreement shall affect the validity or interpretation of any duly authorized written agreement between the Company and the Employee under which an award properly granted under and pursuant to the Plan serves as any part of the consideration furnished to the Employee, including, without limitation, any agreement that imposes restrictions during or after employment regarding confidential information and proprietary developments. This Grant Agreement is governed by the laws of the state of Delaware without regard to its conflict of law provisions.

(d)If the Employee has received this or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

(e)The provisions of this Grant Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

(f)Notwithstanding Section 18(e), the Company’s obligations under this Grant Agreement and the Employee’s agreement to the terms of an arbitration agreement and/or an ARCIPD, if any, are mutually dependent. In the event that the Employee breaches the arbitration agreement or the Employee’s ARCIPD is breached or found not to be binding upon the Employee for any reason by a court of law, then the Company will have no further obligation or duty to perform under the Plan or this Grant Agreement.

(g)A waiver by the Company of a breach of any provision of this Grant Agreement shall not operate or be construed as a waiver of any other provision of this Grant Agreement, or of any subsequent breach by the Employee or any other Awardee.

(h)The Employee acknowledges that, depending on the Employee or broker’s country of residence or where the Company Shares are listed, the Employee may be subject to insider trading restrictions and/or market abuse laws, which may affect the Employee's ability to acquire, sell or otherwise dispose of Shares or rights to Shares during times the Employee is considered to have “inside information” regarding the Company (as defined by the laws in the Employee’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Employee placed before he or she possessed inside information. Furthermore, the Employee cold be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Keep in mind that third parties include fellow employees. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Employee acknowledges that it is his or her responsibility to comply with any applicable restrictions and that the Employee should to consult his or her personal advisor on this matter.

(i)Notwithstanding any provisions in this Grant Agreement, for any Employee who resides and/or works in a country other than the United States, the grant of the RSUs shall be subject to any special terms and conditions set forth in the Appendix to this Grant Agreement for the Employee’s country of employment (account of residence, if different), if any. Moreover, if the Employee relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to the Employee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal, regulatory, tax or administrative reasons. The Appendix, if any, constitutes part of this Grant Agreement.

(j)The Company reserves the right to impose other requirements on the Employee’s participation in the Plan, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Employee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

(k)All RSUs granted and/or Shares issued under this Grant Agreement are subject to claw back under the Company policy as in effect from time to time.

(l)Any notice required or permitted hereunder to the Employee shall be given in writing and shall be deemed effectively given upon delivery to the Employee at the address then on file with the Company.

(m)Any notice to be given under the terms of this Grant Agreement to the Company will be addressed in care of Attn: Global Equity at HP Inc., 1501 Page Mill, Palo Alto, California 94304, USA.

(n)The Employee acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect his or her ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan (including from any dividends or dividend equivalent payments) in a brokerage or bank account outside the Employee's country. The Employee may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. The Employee also may be required to repatriate sale proceeds or other funds received as a result of the Employee's participation in the Plan to his or her country through a designated bank or broker within a certain time after receipt. The Employee acknowledges that it is his or her responsibility to be compliant with such regulations, and the Employee is advised to consult his or her personal legal advisor for any details.

HP Inc.

Enrique Lores
CEO and President

    Kristen Ludgate
Chief People Officer

RETAIN THIS GRANT AGREEMENT FOR YOUR RECORDS

Important Note: Your grant is subject to the terms and conditions of this Grant Agreement, including any Appendix for your country of employment, and to the Company obtaining all necessary government approvals. If you have questions regarding your grant, please contact global.equity@hp.com.

APPENDIX
HP INC. 2004 STOCK INCENTIVE PLAN, AS AMENDED

GRANT AGREEMENT FOR NON-U.S. EMPLOYEES

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Grant Agreement or the Plan.

This Appendix includes additional terms and conditions that govern the RSUs granted to the Employee if the Employee resides and/or is employed in one of the countries listed herein. This Appendix is part of the Grant Agreement.

If the Employee is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which the Employee is currently residing and/or employed, or if the Employee transfers to another country after the Grant Date, the Company shall, in its discretion, determine to what extent the special terms and conditions contained herein shall be applicable to the Employee.

This Appendix also includes information and notices regarding securities, exchange control, tax and certain other issues of which the Employee should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control, tax and other laws in effect in the respective countries as of November 2021. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Employee not rely on the information contained herein as the only source of information relating to the consequences of his or her participation in the Plan because the information may be out of date at the time the Employee vests in the RSUs, receives Shares, a cash payment or a dividend equivalent payment upon vesting, sells any Shares acquired under the Plan or receive dividends paid on such Shares. In addition, the information is general in nature and may not apply to the Employee's particular situation, and the Company is not in a position to assure the Employee of any particular result. Therefore, the Employee is advised to seek appropriate professional advice as to how the relevant laws in his or her country may apply to the Employee's individual situation.

If the Employee is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which the Employee is currently residing and/or employed, or if the Employee transfers to another country after the Grant Date, the information contained herein may not be applicable to the Employee in the same manner.

European Union (“EU”) / European Economic Area (“EEA”) / United Kingdom

Data Privacy. If the Employee resides or is employed in the EU, EEA or United Kingdom, the following provision replaces Section 13 of the Grant Agreement.

The Company is located at 1501 Page Mill, Palo Alto, California 94304, USA and grants RSUs under the Plan to the Employee at the Company’s sole discretion. The Employee should review the following information about the Company’s data processing practices.

Data Collection and Usage. Pursuant to applicable data protection laws, the Employee is hereby notified that the Company collects, processes uses, and transfers certain personally-identifiable information about the Employee for the legitimate interest of implementing, administering and managing the Plan and generally administering equity awards; specifically, including the Employee’s name, home address, email address and telephone number, date of birth, social insurance number or other identification number, salary, citizenship, job title, any Shares or directorships held in the Company, and details of all RSUs or any other awards granted, canceled, exercised, vested, or outstanding in the Employee’s favor, which the Company receives from the Employee or the Employer. In granting the Employee RSUs under the Plan, the Company will collect the Employee’s personal data for purposes of allocating Shares and implementing, administering and managing the Plan. The Company’s collection, processing, use and transfer of the Employee’s personal data is necessary for the performance of the Company’s contractual obligations under the Plan and pursuant to the Company’s legitimate interest of managing and generally administering employee equity awards. The Employee’s refusal to provide personal data would make it impossible for the Company to perform its contractual obligations and may affect the Employee’s ability to participate in the Plan. As such, by participating in the Plan, the Employee voluntarily acknowledges the collection, use, processing and transfer of the Employee’s personal data as described herein.

Stock Plan Administration Service Provider. The Company transfers the Employee’s data to Merrill Lynch, an independent service provider based in the United States, which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider and share the Employee’s data with another company that serves in a similar manner. The Company’s service provider will open an account for the Employee to receive and trade Shares. The Employee will be asked to agree on separate terms and data processing practices with the service provider, which is a condition to the Employee’s ability to participate in the Plan.

International Data Transfers. The Company and its service providers are based in the United States. The Company can only meet its contractual obligations to the Employee if the Employee’s personal data is transferred to the United States. The performance of the Company’s contractual obligations to the Employee is one of the legal bases for the transfer of the Employee’s data from the EU/EEA/United Kingdom to the United States. The Employee should be aware that the United States has different data privacy laws and protections than the data privacy laws in place in the EU/EEA/United Kingdom.

Data Retention. The Company will use the Employee’s personal data only as long as is necessary to implement, administer and manage the Employee’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax and security laws. When the Company no longer needs the Employee’s personal data, the Company will remove it from its systems. If the Company keeps the Employee’s data longer, it will be to satisfy legal, regulatory or tax obligations and the Company’s legal basis would be for compliance with relevant laws or regulations.

Data Subjects Rights. The Employee may have a number of rights under data privacy laws in the Employee’s country of employment (and country of residence, if different). For example, the Employee’s rights may include the right to (i) request access or copies of personal data the Company processes, (ii) request rectification of incorrect data, (iii) request deletion of data, (iv) place restrictions on processing, (v) lodge complaints with competent authorities in the Employee’s country, and/or (vi) request a list with the names and addresses of any potential recipients of your personal data. To receive clarification regarding the Employee’s rights or to exercise his or her rights, the Employee should contact the Employee’s local HR manager or global.equity@hp.com

ARGENTINA

Notifications

Securities Law Notice
Shares of the Company are not publicly offered or listed on any stock exchange in Argentina. The offer is private and not subject to the supervision of any Argentine governmental authority.

Exchange Control Notice
Exchange control regulations in Argentina are subject to frequent change. The Employee is solely responsible for complying with any applicable exchange control rules and should consult with his or her personal legal advisor prior to remitting proceeds from the sale of Shares or cash dividends paid on such Shares.

Foreign Asset/Account Reporting Notice
Argentine residents must report any Shares acquired under the Plan and held by the resident on December 31st of each year on their annual tax return for that year. In addition, when the Employee acquires, sells, transfers or otherwise disposes of Shares, the Employee must register the transaction with the Federal Tax Administration. Argentine residents should consult with their personal tax advisor to determine their personal reporting obligations.

AUSTRALIA

Terms and Conditions

Breach of Law
Notwithstanding anything to the contrary in the Plan or the Grant Agreement, the Employee will not be entitled to, and shall not claim any benefit (including without limitation a legal right) under the Plan if the provision of such benefit would give rise to a breach of Part 2D.2 of the Corporations Act 2001 (Cth), any other provision of that Act, or any other applicable statute, rule or regulation which limits or restricts the giving of such benefits. Further, the Employer is under no obligation to seek or obtain the approval of its stockholders in a general meeting for the purpose of overcoming any such limitation or restriction.

Australian Offer Document
The Employee’s right to participate in the Plan and the RSUs granted under the Plan is intended to comply with the provision of the Corporations Act 2001, Regulatory Guide 49 and ASIC Class Order CO 14/1000. The Employee understands that the RSUs are subject to the terms and conditions stated in the Offer Document, the Plan, the Grant Agreement and this Appendix. The Employee acknowledges and confirms that he or she has received and reviewed these documents.

Notifications

Exchange Control Notice
Exchange control reporting is required for cash transactions exceeding AUD10,000 and for international fund transfers. The Australian bank assisting with the transaction may file the report on the Employee’s behalf. If there is no Australian bank involved in the transfer, the Employee is required to file the report. The Employee understands that the Employee should consult with her or her personal advisor to ensure compliance with the applicable reporting obligations.

Tax Information

The Plan is a plan subject to which subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to conditions in the Act).

AUSTRIA

Notifications

Exchange Control Notice
If the Employee holds Shares acquired under the Plan outside Austria, the Employee may be required to submit reports to the Austrian National Bank as follows: (i) on a quarterly basis if the value of the Shares on the last day of the given quarter meets or exceeds €30,000,000; and (ii) on an annual basis if the value of the Shares as of December 31 meets or exceeds €5,000,000. The deadline for filing a quarterly report is the fifteenth day of the month following the end of the respective quarter. The deadline for filing an annual report is January 31 of the following year.

The Employee also may be required to comply with certain exchange control obligations if the Employee holds cash in accounts outside Austria. Monthly reporting requirements will apply if the aggregate transaction volume of such cash accounts meets or exceeds €10,000,000. The movements and balances of all accounts must be reported monthly (as of the last day of the month), on or before the fifteenth day of the following month, on the prescribed form (Meldungen SI-Forderungen und/oder SI-Verpflichtungen).

BELGIUM

Notifications

Foreign Asset/Account Reporting Notice
Belgium residents are required to complete a report providing the National Bank of Belgium with details of any securities or bank accounts held outside Belgium, including the account number, the name of the bank in which the account is held, and the country in which the account is located). This report, as well as information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under the Kredietcentrales / Centrales des credits caption. Belgian residents are also required to report any securities or bank accounts held outside Belgium on their annual tax return.

Stock Exchange Tax Information
A stock exchange tax applies to transactions executed by a Belgian resident through a non-Belgian financial intermediary, such as a U.S. broker. The stock exchange tax likely will apply when the Shares are sold. The Employee should consult with his or her personal tax advisor for additional details on his or her obligations with respect to the stock exchange tax.

Annual Securities Accounts Tax
An annual securities accounts tax may be payable if the total value of securities held in a Belgian or foreign securities account (e.g., Shares acquired under the Plan) exceeds a certain threshold on four reference dates within the relevant reporting period (i.e., December 31, March 31, June 30 and September 30). In such case, the tax will be due on the value of the qualifying securities held in such account. The Employee should consult with his or her personal tax or financial advisor for additional details.
BRAZIL

Terms and Conditions

Intent to Comply with Law
The Employee agrees to comply with applicable Brazilian laws and to report and pay any and all applicable Tax-Related Items associated with the vesting of the RSUs, the sale of any Shares acquired upon vesting of the RSUs and the receipt of any dividends or dividend equivalents.

Labor Law Acknowledgment
This provision supplements Section 15 of the Grant Agreement:

The Employee agrees that (i) the Employee is making an investment decision, (ii) the RSUs will vest only if the vesting conditions are met and any necessary services are rendered by the Employee over the vesting period and (iii) the value of the Shares subject to the RSUs is not fixed and may increase or decrease in value over the vesting period without compensation to the Employee.

Notifications

Exchange Control Notice
The Employee acknowledges that if he or she is a Brazilian resident or domiciled in Brazil, the Employee is required to submit a declaration of assets and rights held outside Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights is US$1,000,000 or more. Assets and rights that must be reported include Shares acquired under the Plan. The US$1,000,000 threshold may be changed annually. If such amount exceeds US$100,000,000, the referred declaration is required quarterly.

Tax on Financial Transactions
Payments to foreign countries, repatriation of funds into Brazil, and the conversion between BRL and USD associated with such fund transfers, may be subject to the Tax on Financial Transaction. It is the Employee’s personal responsibility to comply with any applicable Tax on Financial Transaction arising from participation in the Plan. The Employee should consult with his or her personal tax advisor for additional details.

BULGARIA

Notifications

Exchange Control Notice
Bulgarian residents are required to file statistical forms with the Bulgarian National Bank annually regarding their receivables in bank accounts abroad as well as securities held abroad (e.g., Shares acquired under the Plan) if the total sum of all such receivables and securities equals or exceeds BGN 50,000 as of the previous calendar year-end. The reports are due by March 31. The Employee understands that the Employee should contact his or her bank in Bulgaria for additional information regarding these requirements.

CANADA

Terms and Conditions

Payout of RSUs in Shares Only
Pursuant to its discretion under Section 2(ii) of the Plan, with respect to all Employees residing in Canada, the Company will convert all vested RSUs only into an equivalent number of Shares. Employees residing in Canada (or in the event of death, such Employee’s legal representative or estate) will not receive an equivalent or fractional Share cash payment with respect to vested RSUs.

Termination of Employment
The following provision replaces the second paragraph of Section 7 of the Grant Agreement:

For purposes of this Grant Agreement and except as expressly required by applicable legislation or as otherwise determined by the Company, the Employee’s employment or service will be considered terminated as of the earlier of: (a) the date the Employee terminates employment; or (b) the date the Employee receives written notice of termination of employment from the Employer, regardless of any period during which notice, pay in lieu of such notice or related payments or damages are required to be provided under local law (including, but not limited to statutory law, regulatory law and/or common law). For greater certainty, the Employee will not earn or be entitled to any pro-rated vesting for that portion of time before the date on which the Employee’s right to vest terminates, nor will the Employee be entitled to any compensation for lost vesting.
Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued entitlement to vesting during a statutory notice period, the Employee’s right to vest in the RSUs under the Plan, if any, will terminate effective as of the last day of the Employee’s minimum statutory notice period, but the Employee will not earn or be entitled to pro-rated vesting if the vesting date falls after the end of the Employee’s statutory notice period, nor will the Employee be entitled to any compensation for lost vesting. The Committee shall have the exclusive discretion to determine when the Employee's employment or service is terminated for purposes of this Grant Agreement (including whether the Employee may still be considered to be providing service while on a leave of absence).

Notifications

Foreign Asset/Account Reporting Notice
Canadian residents may be required to report foreign property (including Shares) on an annual basis on form T1135 (Foreign Income Verification Statement) if the total cost of the foreign property exceeds CAD 100,000 at any time in the year. The grant of RSUs must be reported if the CAD 100,000 cost threshold is exceeded because of other foreign property held. RSUs may be reported at a nil cost. If Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB would normally equal the fair market value of the Shares at the time of vesting, but if other Shares are held (e.g., acquired under other circumstances or at another time), the ACB may be different. The form must be filed by April 30 of the following year. The Employee understands that the Employee should consult with his or her personal advisor to ensure compliance with the applicable reporting obligations.

Securities Law Notice
The Employee will not be permitted to sell or otherwise dispose of any Shares acquired under the Plan within Canada. The Employee will only be permitted to sell or dispose of any such Shares if such sale or disposal takes place outside Canada on the facilities on which the Shares are traded (i.e., on the New York Stock Exchange).

The following provisions will also apply to Employees who are resident in Quebec:

Data Privacy
The following provision supplements Section 13 of the Grant Agreement:

The Employee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information regarding the Employee’s grant of RSUs from all personnel, professional or not, involved in the administration and operation of the Plan. The Employee further authorizes the Company any of its Subsidiaries or Affiliates, and the administrator of the Plan to disclose and discuss the Employee’s participation in the Plan with their advisors. The Employee further authorizes the Company and any of its Subsidiaries or Affiliates to record such information and to keep such information in the Employee’s employee file.

Consent to Receive Information in English
The parties acknowledge that it is their express wish that the Grant Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la rédaction en anglais de la convention («Grant Agreement»), ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention.

Plan Document Acknowledgment
The Employee acknowledges that he or she has received a copy of the Plan, has reviewed the Plan and the Grant Agreement in their entirety and fully understands and accepts all provisions of the Plan and the Grant Agreement.

CHILE

Notifications

Securities Law Notice
The offer of RSUs constitutes a private offering in Chile effective as of the Grant Date. The offer of the RSUs iis made subject to general ruling n° 336 of the Chilean Commission of the Financial Market (“CMF”).  The offer refers to securities not registered at the securities registry or at the foreign securities registry of the CMF, and, therefore, such securities are not subject to oversight of the CMF.  Given that the RSUs are not registered in Chile, the Company is not required to provide public information about the RSUs or the Shares in Chile. Unless the RSUs and/or the Shares are registered with the CMF, a public offering of such securities cannot be made in Chile.

Información bajo la Ley de Mercado de Valores
Esta oferta de Unidades de Acciones Restringidas (“RSU”) contituye una oferta privada en Chile y se inicia en la Fecha de Concesión. Esta Opción se acoge a las disposiciones de la Norma de Carácter General Nº 336 de la Comisión para el Mercado Financiero de Chile (“CMF”).  Esta oferta versa sobre valores no inscritos en el Registro de Valores o en el Registro de Valores Extranjeros que lleva la CMF, por lo que tales valores no están sujetos a la fiscalización de ésta. Por tratarse los RSUs de valores no inscritos en Chile, no existe la obligación por parte del emisor de entregar en Chile información pública respecto de los mismos o de sus acciones. Estos RSUs y acciones no podrán ser objeto de oferta pública en Chile mientras no sean inscritos en el Registro de Valores.
Exchange Control Notice
The Employee is not required to repatriate funds obtained from the sale of Shares or the receipt of any dividends or dividend equivalents. However, if the Employee decides to repatriate such funds, the Employee must do so through the Formal Exchange Market (i.e., a commercial bank or registered foreign exchange office in Chile) if the amount of the funds exceeds US$10,000. In such case, the Employee must report the payment to the commercial bank or registered foreign exchange office receiving the funds. If the Employee does not repatriate the proceeds and uses such proceeds for the payment of other obligations contemplated under a different Chapter of the Foreign Exchange Regulations, the Employee must sign Annex 1 of the Manual of Chapter XII of the Foreign Exchange Regulations and file it directly with the Central Bank of Chile within the first 10 days of the month immediately following the transaction.

Additionally, if the Employee’s aggregate investments held outside of Chile exceed US$5,000,000 (including the Shares and any other cash proceeds obtained under the Plan), the Employee must report the investments annually to the Central Bank. Annex 3.1 of Chapter XII of the Foreign Exchange Regulations must be used to file this report. Please note that exchange control regulations in Chile are subject to change. The Employee should consult with his or her personal legal advisor regarding any exchange control obligations that the Employee may have prior to vesting in the RSUs, receiving proceeds from the sale of Shares acquired upon vesting of the RSUs or cash dividends or dividend equivalents.

Foreign Asset/Account Reporting Notice
The Chilean Internal Revenue Service (“CIRS”) requires all taxpayers to provide information annually regarding: (i) the results of investments held abroad and (ii) any taxes paid abroad which the taxpayers will use as credit against Chilean income tax. The sworn statements disclosing this information (or Formularios) must be submitted electronically through the CIRS website www.sii.cl using Form 1929. Form 1929 is due on June 30 of each year, depending on the assets and/or taxes being reported.

CHINA

Terms and Conditions

Payout of RSUs in Cash Only
Pursuant to the Company’s discretion under Section 2(ii) of the Plan and Section 3 of the Grant Agreement, due to legal considerations in People’s Republic of China (“PRC”), the RSUs granted to Employees in PRC shall be settled in cash paid in local currency by the Employer through local payroll (less any Tax-Related Items and/or fees) and do not provide any right for the Employee to receive Shares.

Notifications

Exchange Control Notice
The following terms and conditions will apply to Employees who are subject to exchange control restrictions and regulations in the PRC, including the requirements imposed by the State Administration of Foreign Exchange (“SAFE”), as determined by the Company in its sole discretion:
The Employee understands and agrees that, pursuant to local exchange control requirements, the Employee will not be permitted to vest in an RSU or receive any cash or Shares under the Plan unless or until the Company, its Subsidiary or Affiliate, or the Employer in the PRC has obtained all necessary approvals from SAFE for the Plan.
The Employee further understands and agrees that, pursuant to local exchange control requirements, the Employee will be required to immediately repatriate any cash payments or proceeds obtained with respect to participation in the Plan to the PRC. The Employee further understands that such repatriation of any cash payments or proceeds may need to be effectuated through a special exchange control account established by the Company, any Subsidiary or Affiliate, or the Employer, and the Employee hereby consents and agrees that any payment or proceeds may be transferred to such special account prior to being delivered to the Employee.

Any payment or proceeds may be paid to the Employee in U.S. dollars or local currency at the Company’s discretion. If the payments or proceeds are paid to the Employee in U.S. dollars, the Employee will be required to set up a U.S. dollar bank account in the PRC so that the payments or proceeds may be deposited into this account. If the payments or proceeds are paid to the Employee in local currency, the Company is under no obligation to secure any particular exchange conversion rate and the Company may face delays in converting the payments or proceeds to local currency due to exchange control restrictions.

The Employee further agrees to comply with any other requirements that may be imposed by the Company in the future to facilitate compliance with exchange control requirements in the PRC.

COLOMBIA

Terms and Conditions

Labor Law Acknowledgement
The following provision supplements Section 15 of the Grant Agreement:

The Employee acknowledges that pursuant to Article 128 of the Colombian Labor Code, the Plan and related benefits do not constitute a component of the Employee’s “salary” for any legal purpose. The Plan and related benefits will not be included and / or considered for purposes of calculating any and all labor benefits, such as legal / fringe benefits, vacation, indemnities, payroll taxes, social insurance contributions and / or any other labor related amount which may be payable.

Notifications

Securities Law Notice
The Shares subject to the RSUs are not and will not be registered with the Colombian registry of publicly traded securities (Registro Nacional de Valores y Emisores) and therefore the Shares may not be offered to the public in Colombia. Nothing in this document should be construed as the making of a public offer of securities in Colombia.
Exchange Control Notice
The Employee must register his or her investments with the Central Bank of Colombia (Banco de la República). The registration method will vary depending on whether cash is remitted from Colombia (either by the Employee or the Employer), or no cash consideration is paid at all. Upon liquidation of assets held abroad, the Employee must (i) cancel the registration with the Central Bank and (ii) repatriate the proceeds from the sale or liquidation to Colombia and file the appropriate Central Bank form (usually through the Employee’s own local bank). The Employee personally is responsible for complying with applicable exchange control requirements in Colombia.
Foreign Asset/Account Reporting Notice
An annual information return may need to be filed with the Colombian Tax Office detailing any assets held abroad (including Shares acquired under the Plan). If the individual value of any of these assets exceeds a certain threshold, each asset must be described (e.g., its nature and its value) and the jurisdiction in which it is located must be disclosed. It is the Employee’s responsibility to comply with this tax reporting requirement.
COSTA RICA

There are no country-specific provisions.
CROATIA
Notifications

Exchange Control Notice
The Employee must report any foreign investments (including Shares acquired under the Plan) to the Croatian National Bank for statistical purposes and obtain prior approval of the Croatian National Bank for bank accounts opened abroad. However, because exchange control regulations may change without notice, the Employee should consult with his or her personal legal advisor to ensure compliance with current regulations. It is the Employee’s responsibility to comply with Croatian exchange control laws.

CZECH REPUBLIC

Notifications

Exchange Control Notice
The Czech National Bank may require residents of the Czech Republic to fulfill certain notification duties in relation to the opening and maintenance of a foreign account. In addition, residents of the Czech Republic may need to report certain events in the absence of a request from the Czech National Bank. Because exchange control regulations change frequently and without notice, residents of the Czech Republic should consult with their legal advisor prior to the sale of Shares to ensure compliance with current regulations. It is the Employee’s responsibility to comply with Czech exchange control laws, and neither the Company nor the Employer will be liable for any resulting fines or penalties.

DENMARK

Terms and Conditions

Danish Stock Option Act
By participating in the Plan, the Employee acknowledges that he or she received an Employer Statement translated into Danish, which is being provided to comply with the Danish Stock Option Act. To the extent more favorable to the Employee, the terms set forth in the Employer Statement will apply to the Employee’s participation in the Plan.

Notifications

Foreign Asset/Account Reporting Notice
The Employee understands that if he or she establishes an account holding Shares or an account holding cash outside Denmark, the Employee must report the account to the Danish Tax Administration. The form which should be used in this respect can be obtained from a local bank. (These obligations are separate from and in addition to the obligations described below.)

Securities/Tax Reporting Notice
Effective January 1, 2019, the rules that previously obligated the Employee to inform the Danish Tax Administration about Shares held in foreign bank or brokerage accounts and deposit accounts with a foreign bank or broker were abolished and replaced by an automatic exchange of information regarding bank and brokerage accounts. However, the Employee must still report the foreign bank/broker accounts and their deposits, and Shares held in a foreign bank or broker in the Employee’s tax return under the section on foreign affairs and income.

FINLAND

There are no country-specific provisions.

FRANCE

Terms and Conditions

Language Consent
The Employee confirms having read and understood the Plan and the Grant Agreement, which were provided in English language. The Employee accepts the terms of those documents accordingly.
Consentement Relatif à la Langue Utilisée
L’Employé confirme avoir lu et compris le Plan et le Contrat d’Attribution qui m’ont été transmis en langue anglaise. L’Employé accepte les termes et conditions incluses dans ces documents en connaissance de cause.

Notifications

Foreign Asset/Account Reporting Notice
French residents are required to report all foreign accounts (whether open, current or closed) to the French tax authorities when filing his or her annual tax return.

Tax Information
The RSUs are not intended to qualify for special tax or social security treatment in France.

GERMANY

Notifications

Exchange Control Notice
Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. The report must be made electronically by the fifth day of the month following the month in which the payment was received. The form of the report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English. The Employee understands he or she is responsible for making this report.

GREECE

There are no country-specific provisions.

HONG KONG

Terms and Conditions

Sale Restriction
Any Shares received at vesting are accepted as a personal investment. Notwithstanding anything contrary in the Grant Agreement or the Plan, in the event the RSUs vest and Shares are issued to the Employee or his or her legal representatives or estate within six months of the Grant Date, the Employee agrees that the Employee or his or her legal representatives or estate will not offer to the public or otherwise dispose of any Shares acquired prior to the six-month anniversary of the Grant Date.

Payout of RSUs in Shares Only
Pursuant to its discretion under Section 2(ii) of the Plan, with respect to all Employees residing in Hong Kong, the Company will convert all vested RSUs only into an equivalent number of Shares. The Employees residing in Hong Kong (or in the event of death, the Employee’s legal representative or estate) will not receive an equivalent cash payment with respect to vested RSUs.

Notifications

Securities Warning
The Employee understands that the contents of the Plan, the Grant Agreement, including this Appendix and other incidental communication materials have not been reviewed by any regulatory authority in Hong Kong. The Employee should exercise caution in relation to the offer. If the Employee is in any doubt about any of the contents of the Plan, the Employee should obtain independent professional advice. The Employee understands that this grant of RSUs does not constitute a public offer of securities under Hong Kong law. The grant of RSUs is available only to employees. The Employee understands that the Plan, Grant Agreement, including this Appendix and other incidental communication materials that the Employee may receive (i) are not intended to constitute a “prospectus” for a public offering of securities under applicable securities legislation in Hong Kong and (ii) are intended only for the personal use of each Employee and may not be distributed to any other person.

Nature of Scheme
The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance.

HUNGARY

Payout of RSUs in Cash Only
Pursuant to the Company’s discretion under Section 2(ii) of the Plan and Section 3 of the Grant Agreement, due to legal considerations in Hungary, the RSUs granted to Employees in Hungary shall be settled in cash paid in local currency by the Employer through local payroll (less any Tax-Related Items and/or fees) and do not provide any right for the Employee to receive Shares.

INDIA

Notifications

Exchange Control Notice
The Employee understands that any proceeds from the sale of Shares acquired under the Plan must be repatriated to India within 90 days of receipt and converted into local currency. Any cash dividends acquired under the Plan must be repatriated to India within 180 days of receipt and converted into local currency. The Employee understands that he or she will receive a foreign inward remittance certificate (“FIRC”) from the bank where the foreign currency is deposited. The Employee understands that he or she should maintain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India or the Employer requests proof of repatriation.

Foreign Asset/Account Reporting Notice
The Employee understands that he or she is required to declare foreign bank accounts and foreign financial assets (including Shares held outside India) on his or her annual tax return. The Employee acknowledges that it is his or her responsibility to comply with the applicable tax laws in India and that the Employee should consult with his or her personal tax advisor to ensure that the Employee is properly reporting the Employee’s foreign assets and bank accounts.

INDONESIA

Notifications

Exchange Control Notice
If the Employee is an Indonesian resident and remits funds (including proceeds from the sale of Shares) into Indonesia, the Indonesian Bank through which the transaction is made will submit a transaction report to the Bank of Indonesia for statistical reporting purposes. For transactions equal to or exceeding a threshold amount (currently US$10,000), the report must include a description of the transaction. Although the bank through which the transaction is made must make the report, the Employee must complete a “Transfer Report Form.” The bank through which the transaction is made will provide the Transfer Report Form to the Employee. The Employee is personally responsible for complying with applicable exchange control requirements in Indonesia.

IRELAND

There are no country-specific provisions.

ISRAEL

Terms and Conditions

Israeli Sub-Plan
The RSUs are granted to the Employee pursuant to the Israeli Sub-Plan to the HP Inc. Second Amended and Restated 2004 Stock Incentive Plan (the “Israeli Sub-Plan”), and are subject to the terms and conditions stated in the Israeli Sub-Plan, the Plan and the Grant Agreement, including this Appendix. The Employee acknowledges and agrees to be bound by the terms of the Israeli Sub-Plan. The Israeli Sub-Plan is incorporated herein by reference and references to the Plan include the Israeli Sub-Plan.

The RSUs and Shares issued upon vesting of such RSUs are intended to qualify for the tax treatment available in Israel pursuant to the provisions of the “capital gain route” under Section 102 of the Israeli Tax Ordinance (“Section 102”), including the provisions of the Income Tax (Tax Abatement on the Grant of Shares to Employees) Regulations 2003 (the “Regulations”), and any tax ruling or agreement obtained by the Company or the Employer with regard to the Plan. It is clarified that in order to qualify for the "capital gains route," the RSUs may be settled only in Shares.

Custody of RSUs
The following provisions replace Section 5 of the Grant Agreement:

5.    Custody of Restricted Stock Units.

(a) The RSUs subject hereto shall be held in trust by IBI Capital, as trustee (the “Trustee”) and further recorded in a restricted book entry account in the name of the Employee. Each RSU will be deemed granted on the date stated above, provided that (i) the Company has provided a copy of this Agreement to the Trustee and (ii) the Employee has signed all documents required pursuant to Applicable Law and under the Plan. Upon completion of the Restriction Period, Shares issued pursuant to Section 3 above shall be deposited with the Trustee (as further detailed below) in lieu of the RSUs previously held by the Trustee; provided, however, that a portion of such Shares may be surrendered in payment of any Tax-Related in accordance with Section 12 of this Grant Agreement, unless the Company, in its sole discretion, establishes alternative procedures for the payment of such taxes.

(b) Without derogating from the above, the Shares shall further be held in accordance with the undertakings of the Company and the Trustee, under a Trust Agreement in accordance with Section 102(b)(2) of the Israeli Tax Ordinance. Under the conditions of Section 102(b)(2), the RSUs and the Shares may be issued to the Employee only through the Trustee. To receive the tax treatment provided for in Section 102(b)(2), the RSUs and the Shares must be issued to the Trustee for a period of no less than 24 months from their Grant Date and deposit with the Trustee (the “Lock-Up Period”). In order for the tax benefits of Section 102(b)(2) to apply, as long as the RSUs are held by the Trustee, the RSUs or the underlying Shares may not be sold, transferred, assigned, pledged or mortgaged (other than through a transfer by will or by operation of law), nor may they be the subject of an attachment or security interest, and no power of attorney or transfer deed shall be given in respect thereof prior to the payment of the tax liability. Upon the conclusion of the Lock-Up Period the Trustee may release the Shares issued hereunder to the Employee only after (i) the receipt by the Trustee of an acknowledgment from the Israeli Income Tax Authority that the Employee has paid all applicable tax due pursuant to the Israeli Tax Ordinance and Section 102, or (ii) the Trustee withholds any applicable tax due pursuant to the Israeli Tax Ordinance and Section 102. Notwithstanding the foregoing, in the event the Employee shall elect to release the Shares prior to the conclusion of the Lock-up Period, the sanctions under Section 102 shall apply to and shall be borne solely by the Employee.

(c) The Employee understands that in the event of a distribution of rights, including an issuance of stock dividend or bonus shares, in connection with the RSU (the “Additional Rights”), all such Additional Rights shall be deposited with and/or issued to the Trustee for the benefit of the Employee, and shall also be subject to the provisions of Section 102(b)(2). The Lock-Up Period for such Additional Rights shall be measured from the commencement of the Lock-Up Period of the RSU to be issued hereunder, from which the Additional Rights were declared or distributed.

Death of the Employee
The following provision supplements Section 9 of the Grant Agreement:

As long as the Shares are held by the Trustee for the benefit of the Employee, all rights of the Employee over the Shares cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

*    *    *    *    *

TO BE SIGNED BY THE ISRAELI EMPLOYEE WITH A COPY RETURNED TO PAYROLL ADMINISTRATION:

I have read and understood this Grant Agreement, including this Appendix. I understand that the rights granted and the Shares issued to me under this Grant Agreement are subject to the terms and provisions of Section 102(b)(2) of the Israeli Tax Ordinance and its related rules and regulations and I hereby accept such rights and Shares subject to such terms and provisions. I acknowledge that my holding, sale and transfer of the Shares and/or any Additional Rights is therefore subject to various restrictions and limitations that are imposed by such Section and its related rules and regulations, of which I am aware and with which I agree to comply.

Signed by: __________________________________________________________

Date:  ______________________________________________________________

ITALY

Terms and Conditions

Plan Document Acknowledgment
The Employee acknowledges that he or she has received a copy of the Plan and the Grant Agreement and has reviewed the Plan and the Plan Agreement, including this Appendix, in their entirety and fully understands and accepts all provisions of the Plan and the Grant Agreement, including this Appendix. The Employee acknowledges having read and specifically and expressly approves the following sections of the Grant Agreement: Section 2 (“Vesting Schedule”), Section 4 (“Restrictions”), Section 5 (“Custody of Restricted Stock Units”), Section 12 (“Taxes”), Section 14 (“Plan Information”), Section 15 (“Acknowledgment and Waiver”), Section 16 (“No Advice Regarding Grant”), Section 18(d) (“Language”), Section 18(h) (“Appendix), Section 18(i) (“Imposition of Other Requirements”), Section 18(j) and (k) (“Notices”) and the Data Privacy Notice below.

Notifications

Exchange Control Notice
The Employee acknowledges that he or she is entitled to participate in investments, divestitures and other transactions that entail transfer of assets to or from Italy subject only to certain reporting, record-keeping and disclosure requirements which the Employee hereby agrees to undertake as necessary.

Foreign Asset / Account Reporting Notice
Italian residents who, at any time during the fiscal year, hold foreign financial assets (including cash and Shares) which may generate income taxable in Italy are required to report these assets on their annual tax return (UNICO Form, RW Schedule) for the year during which the assets are held, or on a special form if no tax return is due. These reporting obligations will also apply to beneficial owners of foreign financial assets, even if they do not directly hold investment abroad or foreign assets.

Foreign Financial Asset Tax Notice
The value of the financial assets held outside of Italy by Italian residents is subject to a foreign asset tax. The taxable amount will be the fair market value of the financial assets (e.g., Shares) assessed at the end of the calendar year.

JAPAN

Notifications

Foreign Asset/Account Reporting Notice
The Employee is required to report details of any assets held outside Japan as of December 31 (including any Shares acquired under the Plan) to the extent such assets have a total net fair market value exceeding JPY 50,000,000. Such report will be due by March 15 each year. The Employee understands that he or she should consult with the Employee’s personal tax advisor as to whether the reporting obligation applies to the Employee and whether the Employee will be required to report details of any outstanding rights, Shares or cash that he or she holds.

KAZAKHSTAN

Terms and Conditions

Payout of RSUs in Cash Only
Pursuant to the Company’s discretion under Section 2(ii) of the Plan and Section 3 of the Grant Agreement, due to legal considerations in Kazakhstan, the RSUs granted to Employees in Kazakhstan shall be settled in cash paid in local currency by the Employer through local payroll (less any Tax-Related Items and/or fees) and do not provide any right for the Employee to receive Shares.

LUXEMBOURG

There are no country-specific provisions.

MALAYSIA

Terms and Conditions

Data Privacy Consent
The following provision supplements Section 13 of the Grant Agreement:

The Employee hereby explicitly, voluntarily and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Employee’s personal data as described in this Agreement and any other Plan materials by and among, as applicable, the Employer, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Employee’s participation in the Plan.
The Employee understands that the Company and the Employer may hold certain personal information about the Employee, including, but not limited to, the Employee’s name, home address, email address and telephone number, date of birth, social insurance number, passport or other identification number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of any entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding in the Employee’s favor for the purpose of implementing, administering and managing the Plan (“Data”).
The Employee understands that the Data will be transferred to Merrill Lynch or such other stock plan providers as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. The Employee understands that those receiving the Data may be located in the United States or elsewhere, and that the applicable country (e.g., the United States) may have different data privacy laws and protections than the Employee’s country. The Employee understands that he or she may request a list with the names and addresses of any potential Employees of Data by contacting his or her human resources representative. The Employee authorizes the Company, and any other possible Employees who may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess use retain and transfer Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Employee’s participation in the Plan. The Employee understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Employee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case, without cost, by contacting your local human resources representative, whose contact details are Nazura

Penerima dengan ini secara eksplicit, secara sukarela dan tanpa sebarang keraguan mengizinkan pengumpulan, penggunaan dan pemindahan, dalam bentuk elektronik atau lain-lain, data peribadi Penerima seperti yang dinyatakan dalam Perjanjian ini dan apa-apa bahan Pelan, oleh dan di antara, sebagaimana yang berkenaan, Majikan, Syarikat, dan anak-anak syarikat bagi tujuan ekslusif untuk melaksanakan, mentadbir, dan menguruskan penyertaan Penerima dalam Pelan tersebut.
Penerima memahami bahawa Syarikat dan Majikan mungkin memegang maklumat peribadi tertentu tentang Penerima, termasuk, tetapi tidak terhad kepada, nama, alamat rumah, alamat emel dan nombor telefon, , tarikh lahir, insurans sosial, nombor pasport atau nombor pengenalan lain, gaji, kewarganegaraan, jawatan Penerima, apa-apa syer dalam saham atau jawatan pengarah yang dipegang dalam Syarikat, butir-butir apa-apa hak untuk syer yang dianugerahkan, dibatalkan, dilaksanakan, terletak hak, tidak diletak hak ataupun tertunggak bagi faedah Penerima untuk melaksanakan, mentadbir dan menguruskan Pelan tersebut (“Data”).
Penerima memahami bahawa Data akan dipindah kepada Merrill Lynch atau pembekal-pembekal pelan saham yang lain sebagaimana yang dipilih oleh Syarikat pada masa depan, yang membantu Syarikat dalam pelaksanaan, pentadbiran dan pengurusan Pelan tersebut. Penerima memahami bahawa mereka yang menerima Data mungkin berada di Amerika Syarikat atau di tempat lain, dan negara yang berkenaan (contohnya, Amerika Syarikat) mungkin mempunyai undang-undang privasi data dan perlindungan yang berbeza daripada negara Penerima. Penerima memahami bahawa dia boleh meminta senarai nama dan alamat mana-mana pihak yang mungkin menerima Data dengan menghubungi wakil sumber manusianya. Penerima memberi kuasa kepada Syarikat, dan mana-mana penerima lain yang mungkin membantu Syarikat (masa sekarang atau pada masa depan) untuk melaksanakan, mentadbir dan menguruskan Pelan tersebut untuk menerima, memiliki, menggunakan, mengekalkan dan memindahkan Data, dalam bentuk elektronik atau lain-lain, semata-mata dengan tujuan untuk melaksanakan, mentadbir dan menguruskan penyertaan Penerima dalam Pelan tersebut. Penerima memahami bahawa Data akan dipegang hanya untuk tempoh yang diperlukan untuk melaksanakan, mentadbir dan menguruskan penyertaannya dalam Pelan tersebut. Penerima memahami bahawa dia boleh, pada bila-bila masa, melihat data, meminta maklumat tambahan mengenai penyimpanan dan pemprosesan Data, meminta apa-apa pindaan

Hamdan, phone number: 603 20584191, email: nazura-binti.hp.com. Further, the Employee understands that he or she is providing the consents herein on a purely voluntary basis. If the Employee does not consent, or later seeks to revoke the consent, the Employee’s employment status or service with the Employer will not be affected; the only consequence of refusing or withdrawing the consent is that the Company would not be able to grant the RSUs or other equity awards under the Plan, or administer or maintain such awards.  Therefore, the Employee understands that refusing or withdrawing his or her consent may affect the Employee’s ability to participate in the Plan. The refusal and/or withdrawal of consent will have no further impact. For more information on the consequences of the refusal to consent or withdrawal of consent, the Employee understands that he or she may contact his or her human resources representative.

dilaksanakan ke atas Data atau menolak atau menarik balik persetujuan dalam ini, dalam mana-mana kes, tanpa kos, dengan menghubungi secara bertulis wakil sumber manusianya, di mana butir-butir hubungannya adalah Nazura Hamdan, phone number: 603 20584191, email: nazura-binti.hp.com. Selanjutnya, Penerima memahami bahawa dia memberikan persetujuan di sini secara sukarela. Jika Penerima tidak bersetuju, kemudian membatalkan persetujuannya, status dan perkhidmatan pekerjaan Penerima dengan Majikan tidak akan terjejas; satunya akibat jika dia tidak bersetuju atau menarik balik persetujuannya adalah bahawa Syarikat tidak akan dapat memberikan Unit Saham Terbatas (“UST”) atau anugerah ekuiti lain atau mentadbir atau mengekalkan anugerah tersebut. Oleh itu, Penerima memahami bahawa keengganan atau penarikan balik persetujuannya boleh menjejaskan keupayaan Penerima untuk mengambil bahagian dalam Pelan tersebut. Untuk maklumat lanjut mengenai akibat keengganannya untuk memberikan keizinan atau penarikan balik keizinan, Penerima memahami bahawa dia boleh menghubungi wakil sumber manusianya.

Notifications

Director Reporting Notice
If the Employee is a director of a Malaysian Subsidiary or Affiliate, the Employee is subject to certain notification requirements under the Malaysian Companies Act, 2016. Among these requirements is an obligation to notify the Malaysian Subsidiary or Affiliate in writing when the Employee receives or disposes of an interest (e.g., RSUs or Shares) in the Company or any Subsidiary or Affiliate. These notifications must be made within 14 days of receiving or disposing of any interest in the Company or any of its Subsidiaries or Affiliates.

MEXICO

Terms and Conditions

The following provisions supplement Section 15 of the Grant Agreement:

Labor Law Acknowledgment
The Employee acknowledges that he or she understands and agrees that:

(i) the RSUs are not related to the salary and other contractual benefits granted to the Employee by the Employer; and (ii) any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of employment.

Policy Statement
The invitation the Company is making under the Plan is unilateral and discretionary and, therefore, the Company reserves the absolute right to amend it and discontinue it at any time without any liability to the Employee.

The Company, with its registered office at 1501 Page Mill, Palo Alto, California 94304, USA, is solely responsible for the administration of the Plan. Participation in the Plan and the acquisition of Shares does not, in any way, establish an employment relationship between the Employee and the Company since the Employee is participating in the Plan on a wholly commercial basis and the sole employer is the Employer, nor does it establish any rights between the Employee and Employer.

Plan Document Acknowledgment
The Employee acknowledges he or she has received a copy of the Plan, has reviewed the Plan and the Grant Agreement in their entirety and fully understands and accepts all provisions of the Plan and the Grant Agreement.

In addition, by signing below, the Employee further acknowledges that having read and specifically and expressly approved the terms and conditions in Section 15 of the Grant Agreement, in which the following is clearly described and established: (i) participation in the Plan does not constitute an acquired right; (ii) the Plan and participation in the Plan is offered by the Company on a wholly discretionary basis; (iii) participation in the Plan is voluntary; and (iv) the Company, its Subsidiaries and its Affiliates are not responsible for any decrease in the value of the Shares underlying the RSUs.

Finally, the Employee does not reserve any action or right to bring any claim against the Company for any compensation or damages as a result of participation in the Plan and the Employee therefore grants a full and broad release to his/her Employer and the Company and its other Subsidiaries and Affiliates with respect to any claim that may arise under the Plan.

Spanish Translation

Las siguientes disposiciones complementan la Sección 14 del Acuerdo de Otorgamiento:

Reconocimiento de la Ley Laboral
El Empleado reconoce que entiende y acepta que:

(i) las Unidades de Acciones no se encuentran relacionadas con el salario ni con otras prestaciones contractuales concedidas al Empleado por parte del Empleador; y (ii) cualquier modificación del Plan o su terminación no constituye un cambio o desmejora de los términos y condiciones de empleo.

Declaración de Política
La invitación por parte de la Compañía bajo el Plan, es unilateral y discrecional; por lo tanto, la Compañía se reserva el derecho absoluto de modificar el mismo y discontinuarlo en cualquier tiempo, sin ninguna responsabilidad para el Empleado.

La Compañía, con oficinas registradas ubicadas en 1501 Page Mill, Palo Alto, California 94304, USA es la única responsable de la administración del Plan y de la participación en el mismo y la adquisición de Acciones Comunes no establece de forma alguna, una relación de trabajo entre el Empleado y la Compañía, ya que la participación del Empleado en el Plan es completamente comercial y el único empleador es el Empleador, así como tampoco establece ningún derecho entre el Empleado y su Empleador.

Reconocimiento del Documento del Plan
Por medio de la aceptación las Unidades de Acciones, el Empleado reconoce que ha recibido una copia del Plan, que el mismo ha sido revisado al igual que la totalidad del Acuerdo de Otorgamiento y, que ha entendido y aceptado completamente todas las disposiciones contenidas en el Pan y en el Acuerdo de Otorgamiento.

Adicionalmente, al firmar abajo, el Empleado reconoce que ha leído, y que aprueba específica y expresamente los términos y condiciones contenidos en la Sección 14 del Acuerdo, en la cual se encuentra claramente descrito y establecido que: (i) la participación en el Plan no constituye un derecho adquirido; (ii) el Plan y la participación en el mismo es ofrecida por la Compañía de forma enteramente discrecional; (iii) la participación en el Plan es voluntaria; y (iv) la Compañía, así como sus Subsidiarias y Afiliadas no son responsables por cualquier detrimento en el valor de las Acciones Comunes en relación con las Unidades de Acciones.

Finalmente, el Empleado declara que no se reserva ninguna acción o derecho para interponer una demanda en contra de la Compañía por compensación, daño o perjuicio alguno como resultado de su participación en el Plan y en consecuencia, otorga el más amplio finiquito a su Empleador, así como a la Compañía, a sus otras Subsidiarias y Afiliadas con respecto a cualquier demanda que pudiera originarse en virtud del Plan.

Notifications

Securities Law Notice

The RSUs and the underlying Shares offered under the Plan have not been registered with the National Register of Securities maintained by the Mexican National Banking and Securities Commission and cannot be offered or sold publicly in Mexico. In addition, the Plan, the Grant Agreement and any other document relating to the RSUs may not be publicly distributed in Mexico. These materials are addressed to Employee only because of Employee’s existing relationship with the Company, its Subsidiaries and its Affiliates and these materials should not be reproduced or copied in any form. The offer contained in these materials does not constitute a public offering of securities but rather constitutes a private placement of securities addressed specifically to individuals who are present employees of the Company, its Subsidiaries or its Affiliates made in accordance with the provisions of the Mexican Securities Market Law, and any rights under such offering shall not be assigned or transferred.

MOROCCO

Terms and Conditions

Payout of RSUs in Cash Only
Pursuant to the Company’s discretion under Section 2(ii) of the Plan and Section 3 of the Grant Agreement, due to legal considerations in Morocco, the RSUs granted to Employees in Morocco shall be settled in cash paid in local currency by the Employer through local payroll (less any Tax-Related Items and/or fees) and do not provide any right for the Employee to receive Shares.

NETHERLANDS

Notifications

Securities Law Notice

NEW ZEALAND

Notifications

Securities Warning

In compliance with New Zealand securities laws, the Employee is hereby notified that the documents listed below are available for review on the Company’s external and internal sites at the following web addresses listed: http://www.mybenefits.ml.com/ (for (i) and (ii)) and http://h30261.www3.hp.com/ (for (iii)). The items in (iii) are also available at www.sec.gov.

i.the Grant Agreement, including this Appendix, which sets forth the terms and conditions of the grant of RSUs;

ii.a copy of the Plan and its accompanying prospectus; and

iii.a copy of the Company’s most recent annual report and most recent financial statements.

The Employee understands that he or she is advised to carefully read the available materials before making a decision whether to participate in the Plan. The Employee is advised to contact his or her tax advisor for specific information concerning the Employee’s personal tax situation with regard to the grant of RSUs.

Warning

This is a grant of RSUs. The underlying Shares give you a stake in the ownership of the Company. The Employee may receive a return if dividends are paid.

If the Company runs into financial difficulties and is wound up, the Employee will be paid only after all creditors and holders of preference shares have been paid. The Employee may lose some or all of his or her investment.
New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors to make an informed decision.

The usual rules do not apply to this offer because it is made under an employee share purchase scheme. As a result, the Employee may not be given all the information usually required. The Employee will also have fewer other legal protections for this investment.

Ask questions, read all documents carefully, and seek independent financial advice before committing yourself.

NIGERIA

There are no country-specific provisions.

NORWAY

There are no country-specific provisions.

PERU

Terms and Conditions

Labor Law Acknowledgement
The following provision supplements Section 15 of the Grant Agreement:

The Employee acknowledges, understands and agrees that the RSUs are being granted ex gratia to the Employee with the purpose of rewarding him or her as set forth in the Plan.

Notifications

Securities Law Notice
The grant of RSUs under the Plan is considered a private offering in Peru and is therefore not subject to registration. For more information concerning this offer, please refer to the Plan, the Grant Agreement, the Plan Prospectus and any other materials made available by the Company. For more information regarding the Company, please refer to the Company's most recent annual report on Form 10-K and quarterly report on Form 10-Q available at www.sec.gov, as well as on the Company’s website at http://h30261.www3.hp.com,

PHILIPPINES

Terms and Conditions

Issuance of Shares
The Employee acknowledges, understands and agrees that, if the issuance of Shares on the vesting date does not comply with all applicable Philippines securities laws, Shares will not be issued. In particular, Shares will not be issued unless and until the Philippines Securities and Exchange Commission authorizes the issuance of Shares under the Plan by approving the Company’s request for exemption from the securities registration requirement.

Notifications

Securities Law Notice
The grant of RSUs made under the Plan is being made pursuant to an exemption from registration under Section 10.2 of the Philippines Securities Regulation Code that has been approved by the Philippines Securities and Exchange Commission.

The Employee bears (without limitation) the risk of fluctuation in the price of the Shares on the New York Stock Exchange and the risk of currency fluctuations between the U.S. Dollar and the Employee's local currency. The value of any Shares the Employee may acquire under the Plan may decrease, and fluctuations in foreign exchange rates between the Employee’s local currency and the U.S. Dollar may affect the value of the subsequent sale of any Shares acquired under the Plan. The Company is not making any representations, projections or assurances about the value of the Shares now or in the future.

For further information on risk factors impacting the Company’s business that may affect the value of the Shares, the Employee can refer to the risk factors discussion in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are filed with the U.S. Securities and Exchange Commission and are available online at www.sec.gov/, as well as on the Company’s website at http://h30261.www3.hp.com/. In addition, the Employee may receive, free of charge, a copy of the Company’s Annual Report, Quarterly Reports or any other reports, proxy statements or communications distributed to the Company’s stockholders by contacting Investor Relations at 1501 Page Mill Road, Palo Alto, California 94304, U.S.A.

The Employee acknowledges that he or she is permitted to sell Shares acquired under the Plan through the designated broker appointed by the Company (or such other broker to whom the Employee may transfer the Shares), provided that such sale takes place outside the Philippines through the facilities of the New York Stock Exchange on which the Shares are listed.

POLAND

Notifications

Exchange Control Notice
The Employee acknowledges that Polish residents holding foreign securities (including Shares) and maintaining accounts abroad must report information to the National Bank of Poland if the value of such transactions or balances exceeds PLN 7,000,000. If required, the reports must be filed on a quarterly basis on special forms available on the website of the National Bank of Poland.

Further, the Employee acknowledges that any transfer of funds in excess of €15,000 into or out of Poland must be effected through a bank account in Poland. The Employee understands that he or she is required to store all documents connected with any foreign exchange transactions the Employee engages in for a period of five years.

PORTUGAL

Terms and Conditions

Language Consent
The Employee hereby expressly declares that he or she has full knowledge of the English language and has read, understood and fully accepted and agreed with the terms and conditions established in the Plan and Grant Agreement.

Consentimento sobre Língua
O Empregado Contratado, pelo presente instrumento, declara expressamente que domina a língua inglesa e que leu, compreendeu e livremente aceitou e concordou com os termos e condições estabelecidos no Plano e no Acordo de Atribuição.

Notifications

Exchange Control Notice
If the Employee holds Shares upon vesting of the RSUs, the acquisition of such Shares should be reported to the Banco de Portugal for statistical purposes. If the Shares are deposited with a commercial bank or financial intermediary in Portugal, such bank or financial intermediary will submit the report to the Banco de Portugal. If the Shares are not deposited with a commercial bank or financial intermediary in Portugal, the Employee is responsible for submitting the report to the Banco de Portugal.

PUERTO RICO

Notifications

Securities Law Notice
The offer of the Plan is subject exclusively to U.S. securities laws, including the U.S. Securities Exchange Act of 1934, as amended.
ROMANIA

Notifications

Exchange Control Notice
Any transfer of funds exceeding €15,000 (whether via one transaction or several transactions that appear to be linked to each other) must be reported to the National Office for Prevention and Control of Money Laundering on specific forms by the relevant bank or financial institution. If the Employee deposits the proceeds from the sale of Shares in a bank account in Romania, the Employee may have to provide the Romanian bank through which the operations are effected with appropriate documentation regarding the receipt of the income. The Employee should consult with a personal legal advisor to determine whether you will be required to submit such documentation to the Romanian bank.

RUSSIA

Terms and Conditions

Payout of RSUs in Cash Only
Pursuant to the Company’s discretion under Section 2(ii) of the Plan and Section 3 of the Grant Agreement, due to legal considerations in Russia, the RSUs granted to Employees in Russia shall be settled in cash paid in local currency by the Employer through local payroll (less any Tax-Related Items and/or fees) and do not provide any right for the Employee to receive Shares.

Notifications

Securities Law Notice
The Grant Agreement, the Plan and all other materials the Employee may receive regarding participation in the Plan do not constitute advertising or an offering of securities in Russia. Absent any requirement under local law, the issuance of securities pursuant to the Plan has not and will not be registered in Russia; hence, the securities described in any Plan-related documents may not be used for offering or public circulation in Russia.

Exchange Control Notice
The Employee may be required to repatriate certain cash amounts received with respect to the RSUs in Russia as soon as the Employee intends to use those cash amounts for any purpose, including reinvestment. If the repatriation requirement applies, such funds must initially be credited to the Employee through a foreign currency account at an authorized bank in Russia. After the funds are initially received in Russia, they may be further remitted to foreign banks in accordance with Russian exchange control laws.

Under the Directive of the Russian Central Bank (the “CBR”) N 5371-U, there are no restrictions on transfer of cash into and from accounts opened by Russian currency residents with a foreign financial market institution other than a bank. Accordingly, the repatriation requirement in certain cases may not apply with respect to cash amounts received in an account that is considered by the CBR to be a foreign brokerage account opened with a financial market institution other than a bank. Statutory exceptions to the repatriation requirement also may apply.

Other statutory exceptions may apply, and the Employee should consult with his or her personal legal advisor in this regard. The Employee is encouraged to contact his or her personal advisor as exchange control requirements may change and significant penalties apply in the case of non-compliance with the exchange control requirements.

Foreign Asset/Account Reporting Notice
The following reports or notifications must be filed with the Russian tax authorities, if applicable:
•Annual cash flow reporting for an offshore brokerage account (due by June 1 each year for the previous year).
•A one-time notification within one month of opening an offshore brokerage account.
•A one-time notification within one month of closing an offshore brokerage account.
•A one-time notification within one month of changing details of an offshore brokerage account.

The Employee should consult with his or her personal tax advisor for additional information about these reporting obligations..

Anti-Corruption Information
Anti-corruption laws prohibit certain public servants, their spouses and their dependent children from owning any foreign-source financial instruments (e.g., shares of foreign companies such as the Corporation). Accordingly, if the Employee is covered by these laws, the Employee should inform the Company because the Employee should not hold Shares acquired under the Plan.

SAUDI ARABIA

Notifications

Securities Law Notice
The Grant Agreement may not be distributed in the Kingdom of Saudi Arabia except to such individuals as are permitted under the Rules on the Offer of Securities and Continuing Obligations issued by the Capital Market Authority.

The Capital Market Authority does not make any representation as to the accuracy or completeness of the Grant Agreement, and expressly disclaims any liability whatsoever for any loss arising from, or incurred in reliance upon, any part of the Grant Agreement. The Employee understands he or she should conduct his or her own due diligence on the accuracy of the information relating to the securities. If the Employee does not understand the contents of the Grant Agreement the Employee understands he or she should consult an authorized financial adviser.

SERBIA AND MONTENEGRO

Notifications

Securities Law Notice
The grant of RSUs and the issuance of any Shares are not subject to the regulations concerning public offers and private placements under the Law on Capital Markets.

Exchange Control Notice
Pursuant to the Law on Foreign Exchange Transactions, Serbian residents may freely acquire Shares under the Plan. However, the National Bank of Serbia generally requires residents to report the acquisition of Shares, the value of the Shares at vesting and, on a quarterly basis, any changes in the value of the underlying Shares. An exemption from this reporting obligation may apply on the basis that the Shares are acquired for no consideration. The Employee is advised to consult with his or her personal legal advisor to determine the Employee's reporting obligations upon the acquisition of Shares under the Plan as such obligations are subject to change based on the interpretation of applicable regulations by the National Bank of Serbia.

SINGAPORE

Terms and Conditions

Payout of RSUs in Cash Only for Mobile Employees
Pursuant to the Company’s discretion under Section 2(ii) of the Plan and Section 3 of the Grant Agreement, due to legal considerations in Singapore, the RSUs granted to Employees in Singapore shall be settled in cash paid in local currency by the Employer through local payroll (less any Tax-Related Items and/or fees) and do not provide any right for the Employee to receive Shares.

Notifications

Securities Law Notice
The grant of RSUs is being made to the Employee in reliance on the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore and is not regulated by any financial supervisory authority pursuant to legislation in Singapore. Accordingly, statutory liability under the SFA in relation to the content of prospectuses would not apply. Further, the Employee acknowledges that the RSUs are subject to section 257 of the SFA and the Employee will not be able to make any subsequent sale of the Shares in Singapore unless such sale or offer is made (i) after six months from the Grant Date or (ii) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.

Director Notification Obligation
A director of a Singapore Subsidiary or Affiliate must notify the Singapore Subsidiary or Affiliate in writing within two business days of (i) receiving or disposing of an interest (e.g., Shares) in the Company, (ii) any change in a previously disclosed interest or (iii) becoming a director if such an interest exists at the time. This notification requirement also applies to an associate director and to a shadow director (i.e., an individual who is not on the board of directors but who has sufficient control so that the board of directors acts in accordance with the “directions and instructions” of the individual) of a Singapore Subsidiary or Affiliate.

Insider Trading Notice
The Employee acknowledges that he or she should be aware of the Singapore insider-trading rules, which may impact the Employee’s ability to acquire or dispose of Shares. Under the Singapore insider-trading rules, the Employee is prohibited from selling Shares when the Employee is in possession of information concerning the Company which is not generally available and which the Employee knows or should know will have a material effect on the price of such Shares once such information is generally available.

SLOVAKIA

Notifications

Foreign Asset/Account Reporting Notice
Slovak Republic residents who carry on business activities as an independent entrepreneur (in Slovakian, podnikatel), must report foreign assets (including any Shares) to the National Bank of Slovakia (provided that the value of the foreign assets exceeds an amount of EUR 2,000,000). These reports must be submitted on a monthly basis by the 15th day of the respective calendar month, as well as on a quarterly basis by the 15th day of the calendar month following the respective calendar quarter, using notification form DEV (NBS) 1-12, which may be found at the National Bank of Slovakia’s website at www.nbs.sk.

SOUTH AFRICA

Terms and Conditions

Payout of RSUs in Cash Only
Pursuant to the Company’s discretion under Section 2(ii) of the Plan and Section 3 of the Grant Agreement, due to legal considerations in South Africa, the RSUs granted to Employees in South Africa shall be settled in cash paid in local currency by the Employer through local payroll (less any Tax-Related Items and/or fees) and do not provide any right for the Employee to receive Shares.

Notifications

Exchange Control Notice
Because no transfer of funds from South Africa is required under the RSUs, no filing or reporting requirements should apply when the RSUs are granted or when a payment is received upon vesting and settlement of the RSUs. However, because the exchange control regulations are subject to change, the Employee should consult his or her personal advisor prior to vesting and settlement of the RSUs to ensure compliance with current regulations. The Employee is responsible for ensuring compliance with all exchange control laws in South Africa.

Tax Reporting Notice
The Employee agrees to notify the Employer of the amount of income realized at vesting of the RSUs. If the Employee fails to advise the Employer of the income at vesting, he or she may be liable for a fine. The Employee will be responsible for paying any difference between the actual tax liability and the amount withheld.

SOUTH KOREA

Notifications

Foreign Asset/Account Reporting Notice
Korean residents must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts) to the Korean tax authority and file a report with respect to such accounts if the value of such accounts exceeds KRW 1 billion (or an equivalent amount in foreign currency) on any month-end date in the calendar year. The Employee understands that he or she should consult with the Employee’s personal tax advisor to determine how to value his or her foreign accounts for purposes of this reporting requirement and whether the Employee is required to file a report with respect to such accounts.

SPAIN

Terms and Conditions

Acknowledgment and Waiver
The following provisions supplement Section 15 of the Grant Agreement:

The Employee acknowledges that he or she consents to participation in the Plan and has received a copy of the Plan.

The Employee understands that the Company has unilaterally, gratuitously and discretionally decided to grant RSUs under the Plan to individuals who may be employees of the Company or its Subsidiaries or Affiliates throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or any of its Subsidiaries or Affiliates on an ongoing basis except as provided in the Plan. Consequently, the Employee understands that the RSUs are granted on the assumption and condition that the RSUs or the Shares acquired upon vesting shall not become a part of any employment contract (either with the Company or any of its Subsidiaries or Affiliates) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. In addition, the Employee understands that this grant would not be made to the Employee but for the assumptions and conditions referred to above; thus, the Employee acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then the RSUs shall be null and void.

The RSUs are a conditional right to Shares and can be forfeited in the case of, or affected by, the Employee's termination of service or employment. This will be the case, for example, even if (1) the Employee is considered to be unfairly dismissed without good cause; (2) the Employee is dismissed for disciplinary or objective reasons or due to a collective dismissal; (3) the Employee terminates employment or service due to a change of work location, duties or any other employment or contractual condition; (4) the Employee terminates employment or service due to unilateral breach of contract of the Company, the Employer, or any other Subsidiary or Affiliate; or (5) the Employee's employment or service terminates for any other reason whatsoever, except for reasons specified in the Grant Agreement. Consequently, upon termination of the Employee's employment or service for any of the reasons set forth above, the Employee may automatically lose any rights to the unvested RSUs granted to him or her as of the date of the Employee's termination of employment, as described in the Plan and the Grant Agreement.

Notifications

Securities Law Notice
No “offer to the public,” as defined under Spanish Law, has taken place or will take place in the Spanish territory. The Plan and the Grant Agreement, including this Appendix, have not been nor will they be registered with the Comisión Nacional del Mercado de Valores (Spanish Securities Exchange Commission), and do not constitute a public offering prospectus.

Exchange Control Notice
The acquisition, ownership and sale of Shares under the Plan must be declared to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”), which is a department of the Ministry of Economy and Competitiveness. Generally, the declaration must be made in by filing the appropriate form with the DGCI. The ownership of any Shares must also be declared with the DGCI each January while the Shares are owned. However, if the value of the Shares acquired or sold during the year exceeds a particular threshold, the declaration must be filed within one month of the acquisition or sale, as applicable.

Foreign Asset/Account Reporting Notice
The Employee understands that to the extent he or she holds assets (e.g., cash or Shares held in a bank or brokerage account) outside Spain with a value in excess of €50,000 per type of asset (e.g., cash or Shares) as of December 31 each year, the Employee is required to report information on such rights and assets on his or her tax return for such year. After such rights or assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported rights or assets increases by more than €20,000. The reporting must be completed by March 31 following the end of the relevant tax year.

Further, the Employee understands that he or she is required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), as well as the securities (including Shares acquired under the Plan) held in such accounts, and any transaction carried out with non-residents, if the value of the transactions or the balances in such accounts as of December 31st of the prior tax year exceeds €1,000,000.

The Employee understands that he or she is solely responsible for complying with these reporting obligations. The Employee acknowledges that he or she should consult with the Employee’s personal advisor to determine his or her personal reporting obligations.

SWEDEN

Terms and Conditions

Authorization to Withhold
This provision supplements Section 12 of the Grant Agreement:

Without limiting the Company’s and the Employer’s authority to satisfy their withholding obligations for Tax-Related Items as set forth in Section 12 of the Grant Agreement, by accepting the RSUs, the Employee authorizes the Company and/or the Employer to withhold Shares or to sell Shares otherwise deliverable to the Employee upon settlement/vesting to satisfy Tax-Related Items, regardless of whether the Company and/or the Employer have an obligation to withhold such Tax-Related Items.

SWITZERLAND

Notifications

Securities Law Notice
The Employee acknowledges that the Plan is considered a private offering in Switzerland and is therefore not subject to securities registration in Switzerland. Neither this document nor any other materials relating to the RSUs constitutes a prospectus according to articles 35 et. seq. of the Swiss Federal Act on Financial Services (“FinSA”), and neither this document nor any other materials relating to the RSUs may be publicly distributed nor otherwise made publicly available in Switzerland. Neither this document nor any other offering or marketing materials relating to the grant of RSUs under the Plan has been or will be filed with, approved or supervised by any Swiss regulatory authority (in particular, the Swiss Financial Market Supervisory Authority).

TAIWAN

Terms and Conditions

Data Privacy
The following provision supplements Section 13 of the Grant Agreement:

The Employee acknowledges that he or she has read and understood the terms regarding collection, processing and transfer of the Employee’s Data contained in the Data Privacy Consent section of the Grant Agreement and agree that the Employee is agreeing to such terms. In this regard, upon request of the Company or the Employer, the Employee agrees to provide any executed data privacy consent form to the Company or the Employer (or any other agreements or consents that may be required by the Company or the Employer) that the Company and/or the Employer may deem necessary to obtain under the data privacy laws in the Employee’s country, either now or in the future. The Employee understands he or she will not be able to participate in the Plan if the Employee fails to execute any such consent or agreement.

Notifications

Securities Law Notice
The grant of RSUs is only to employees of the Company and its Subsidiaries. The grant of RSUs under the Plan is not a public offer of securities by a Taiwanese country.
Exchange Control Notice
If the Employee is a Taiwanese resident, the Employee understands that he or she may acquire and remit foreign currency (including proceeds from the sale of Shares) into Taiwan up to US$5,000,000 per year without submission of supporting documentation. If the transaction amount is TWD 500,000 or more in a single transaction, the Employee must submit a Foreign Exchange Transaction Form and also provide supporting documentation to the satisfaction of the remitting bank. The Employee understands he or she is personally responsible for complying with exchange control restrictions in Taiwan.

THAILAND

Notifications

Exchange Control Notice
If the Employee is a Thai resident and the Employee realizes sale proceeds equal to or in excess of a specified threshold (currently US$1,000,000) in a single transaction, the Employee understands he or she is required to repatriate the cash proceeds to Thailand immediately following the receipt of such proceeds and then either convert such repatriation proceeds into Thai Baht or deposit the proceeds into a foreign currency account opened with any commercial bank in Thailand within 360 days of repatriation. Further, for repatriated amounts equal to or in excess of the specified threshold, the Employee understands he or she must specifically report the inward remittance to the Bank of Thailand on a Foreign Exchange Transaction Form. The Employee is responsible for ensuring compliance with all exchange control laws in Thailand.

TUNISIA

Terms and Conditions

Payout of RSUs in Cash Only
Pursuant to the Company’s discretion under Section 2(ii) of the Plan and Section 3 of the Grant Agreement, due to legal considerations in Tunisia, the RSUs granted to Employees in Tunisia shall be settled in cash paid in local currency by the Employer through local payroll (less any Tax-Related Items and/or fees) and do not provide any right for the Employee to receive Shares.

TURKEY

Notifications

Securities Law Notice
The Employee understands that he or she is not permitted to sell any Shares acquired under the Plan in Turkey. The Shares are currently traded on the New York Stock Exchange, which is located outside of Turkey, under the ticker symbol “HPQ” and the Shares may be sold through this exchange.

Exchange Control Notice
Pursuant to Decree No. 32 on the Protection of the Value of the Turkish Currency (“Decree 32”) and Communiqué No. 2008-32/34 on Decree No. 32, any activity by Turkish residents related to investments in foreign securities (e.g., the sale of Shares acquired under the Plan) must be conducted through a bank or financial intermediary institution licensed by the Turkish Capital Markets Board and should be reported to the Turkish Capital Markets Board. The Employee understands that he or she is solely responsible for complying with this requirement and is advised to contact his or her personal legal advisor for further information regarding the Employee’s obligations in this respect.

UNITED ARAB EMIRATES

Notifications

Securities Law Notice
The grant of RSUs under the Plan is made only to employees and is in the nature of providing equity incentives to employees of the Company, its Subsidiaries and Affiliates. The Plan, the Grant Agreement and any other Plan materials (collectively, the “Plan Documents”) are intended for distribution only to such employees and must not be delivered to, or relied on by, any other person. The Emirates Securities and Commodities Authority have no responsibility for reviewing or verifying any Plan Documents. Neither the Ministry of Economy nor the Dubai Department of Economic Development has approved the Plan Documents nor taken steps to verify the information set out therein, and has no responsibility for them. The securities to which the offer under the Plan relates may be illiquid and/or subject to restrictions on their resale.

The United Arab Emirates securities and financial authorities have no responsibility for reviewing or verifying any Plan Documents and have not approved the Plan Documents nor taken steps to verify the information set out in them, and thus are not responsible for their content.

Employees should, as prospective stockholders, conduct their own due diligence on the securities. The Employee acknowledges that if he or she does not understand the contents of the Plan Documents, the Employee should consult an authorized financial advisor.

UNITED KINGDOM

Terms and Conditions

Payout of RSUs in Shares Only
Pursuant to the Company’s discretion under Section 2(ii) of the Plan and Section 3 of the Grant Agreement, due to legal considerations in United Kingdom, the RSUs granted to Employees in United Kingdom shall be settled in cash paid in local currency by the Employer through local payroll (less any Tax-Related Items and/or fees) and do not provide any right for the Employee to receive Shares.

Exclusion of Claim
The Employee acknowledges and agrees that the Employee will have no entitlement to compensation or damages insofar as such entitlement arises or may arise from the Employee ceasing to have rights under or to be entitled to the RSUs, whether or not as a result of termination of employment (whether such termination is in breach of contract or otherwise), or from the loss or diminution in value of the RSUs. Upon the grant of the RSUs, the Employee shall be deemed to have waived irrevocably such entitlement.
VIETNAM

Terms and Conditions

Payout of RSUs in Cash Only
Pursuant to the Company’s discretion under Section 2(ii) of the Plan and Section 3 of the Grant Agreement, due to legal considerations in Vietnam, the RSUs granted to Employees in Vietnam shall be settled in cash paid in local currency by the Employer through local payroll (less any Tax-Related Items and/or fees) and do not provide any right for the Employee to receive Shares.